NEWS

For Release: October 22, 2003

Contact:     Financial:  Joseph F. Morris
                         Senior Vice President, Chief Financial Officer and Treasurer
                         (215) 443-3612

             Media:      David Kirk, APR
                         (610) 792-3329

Summary: Penn-America Group, Inc. (NYSE:PNG) reports a 96.4 percent increase in third quarter 2003 operating income to a record level $4.2 million or $0.28 per share (basic and diluted) and declares a 22.9 percent increase in its quarterly dividend.

Three Month Results

         HATBORO PA (October 22, 2003) -- Penn-America Group, Inc. (NYSE:PNG) today reported record operating income of $4.2 million or $0.28 per share (basic and diluted) for the third quarter of 2003, compared with operating income of $2.1 million or $0.18 per share (basic and diluted) for the third quarter of 2002. Net income for the third quarter of 2003 was $4.6 million or $0.31 per share (basic and diluted) and included a net realized investment gain, after taxes, of $0.4 million or $0.03 per share (basic and diluted). Net income for the third quarter of 2002 was $2.9 million or $0.25 per share (basic and diluted) and included a net realized investment gain, after taxes, of $0.8 million or $0.07 per share (basic and diluted).

         Gross written premiums increased 35.6 percent to $58.5 million in the third quarter of 2003, compared with $43.1 million for the same period in 2002. Net written premiums increased 35.5 percent to $49.5 million in the current quarter, compared with $36.5 million for the same period in 2002. The GAAP combined ratio for the third quarter of 2003 was 91.5, compared with 99.4 for the third quarter of 2002.


                                    --more--

Page 2/Penn-America Group, Inc. (NYSE: PNG) Third Quarter 2003 Results

         Commenting on the third quarter operating results, Jon S. Saltzman, president and CEO noted: "This record-breaking quarter is our eighth consecutive quarter of underwriting profitability. Today, we are writing our business at prices that average 50 percent higher than they were three years ago. Even though we have had three years of double digit price increases, we still see opportunities for further price increases throughout 2004."

         Operating income, a non-GAAP financial measure, is calculated by subtracting net realized investment gain (loss), after taxes, from net income. The company uses operating income, among other measures, to evaluate its performance because the realization of net realized investment gains or losses in a given period is largely discretionary as to timing and could distort the comparability of results.

Nine Month Results

         For the nine months ended September 30, 2003, the company reported operating income of $11.0 million or $0.75 per basic share and $0.74 per diluted share, compared with operating income of $6.7 million or $0.58 per basic share and $0.57 per diluted share for the nine months ended September 30, 2002. Net income for the first nine months of 2003 was $12.2 million or $0.83 per basic share and $0.82 per diluted share and included a net realized investment gain, after taxes, of $1.2 million or $0.08 per share (basic and diluted). Net income for the first nine months of 2002 was $6.6 million or $0.57 per basic share and $0.56 per diluted share and included a net realized investment loss, after taxes, of $0.1 million or $0.01 per share (basic and diluted).

         Gross written premiums increased 29.5 percent to $153.3 million for the nine months ended September 30, 2003, compared with $118.4 million for the same period of 2002. Net written premiums increased 27.4 percent to $129.4 million for the nine months ended September 30, 2003, compared with $101.6 million in the same period of 2002. The GAAP combined ratio for the nine months ended September 30, 2003 was 93.0 compared with 98.6 in the same period of 2002.


                                    --more--

Page 3/Penn-America Group, Inc. (NYSE: PNG) Third Quarter 2003 Results

Increased Quarterly Dividend

         On October 20, 2003, the Penn-America Group, Inc. board of directors declared a quarterly cash dividend of $.05375 per share -- an increase of 22.9 percent -- payable December 11, 2003, to shareholders of record at the close of business as of November 26, 2003. This will mark the 35th consecutive quarter in which Penn-America has paid a cash dividend. Including this fourth quarter dividend, the company will have returned over $13.8 million to its shareholders.

         Commenting on the dividend increase, Saltzman stated: "Increasing our cash dividend 23 percent, one quarter earlier than we have historically, is clearly a sign of the board's and management's confidence in the earnings and capital levels of the company. We are committed to achieving a long-term return on equity of 12-15 percent and maintaining a dividend rate that is a meaningful component of total shareholder return."

Teleconference for Interested Parties

         Jon Saltzman and Joe Morris, senior vice president, CFO and treasurer will conduct a teleconference for interested parties today at 11:00 a.m. Eastern Daylight Time. To participate, telephone (800) 450-0819 a few minutes before 11:00 a.m. and request the Penn-America conference call. A digital recording of the teleconference will be available from 1:45 p.m. today through 11:59 p.m. Eastern Time, Wednesday, October 29, 2003. To hear the recording, telephone
(800) 475-6701 at any time during that period and use access code 699982. This conference call also will be broadcast live at www.penn-america.com, supplied by CCBN. To listen to the Web Cast, your computer must have Windows Media Player installed. If you do not have Windows Media Player, go to www.penn-america.com prior to the call, where it can be downloaded for free. An online replay also will be available approximately one hour after the call.

         Penn-America Group, Inc. (NYSE:PNG) is a specialty commercial property and casualty insurance holding company that markets and underwrites general liability, commercial property and multi-peril insurance for small businesses in small towns and rural areas through a select network of wholesale general agents in the excess and surplus lines marketplace.

                                    --more--

Page 4/Penn-America Group, Inc. (NYSE: PNG) Third Quarter 2003 Results

Forward-Looking Information

Certain information included in this news release and other statements or materials published or to be published by the company are not historical facts but are forward-looking statements including, but not limited to, such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company provides the following cautionary remarks regarding important factors which, among others, could cause the company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the company's business, and the other matters referred to above include, but are not limited to: (1) risks inherent in establishing loss and loss adjustment expense reserves; (2) uncertainties relating to the financial ratings of the company's insurance subsidiaries; (3) uncertainties relating to government and regulatory policies; (4) uncertainties arising from the cyclical nature of the company's business; (5) changes in the company's relationships with, and the capacity of, its general agents; and (6) the risk that the company's reinsurers may not be able to fulfill their obligations to the company. For additional disclosure regarding potential risk factors, refer to documents filed by the company with the Securities and Exchange Commission, including the company's 2002 10-K.

Note:  Tables follow.

                                    --more--

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except share data)

                                                 Three Months Ended                 Nine Months Ended
                                           -----------------------------     -----------------------------
                                             9/30/2003        9/30/2002        9/30/2003       9/30/2002
                                           ------------     ------------     ------------     ------------

Revenues:
   Premiums earned                         $     40,337     $     30,705     $    110,997     $     80,922
   Net investment income                          3,277            3,038            9,734            8,796
   Net realized investment gain (loss)              734            1,172            1,879             (173)
                                           ------------     ------------     ------------     ------------
        Total revenues                           44,348           34,915          122,610           89,545
                                           ------------     ------------     ------------     ------------

Losses and expenses:
   Losses and loss adjustment expenses           24,594           20,799           68,791           53,449
   Amortization of deferred
     policy acquisition costs                     9,901            7,527           27,591           20,277
   Other underwriting expenses                    2,395            2,209            6,767            6,032
   Corporate expenses                               214              118              633              462
   Interest expense                                 515               35            1,228              105
                                           ------------     ------------     ------------     ------------
        Total losses and expenses                37,619           30,688          105,010           80,325
                                           ------------     ------------     ------------     ------------

Income before income tax                          6,729            4,227           17,600            9,220
Income tax expense                                2,094            1,330            5,392            2,655
                                           ------------     ------------     ------------     ------------

        Net income                         $      4,635     $      2,897     $     12,208     $      6,565
                                           ============     ============     ============     ============

Operating income                           $      4,170     $      2,123     $     10,987     $      6,679
Net realized investment gain (loss),
     after taxes                                    465              774            1,221             (114)
                                           ------------     ------------     ------------     ------------
        Net income                         $      4,635     $      2,897     $     12,208     $      6,565
                                           ============     ============     ============     ============

Basic income per share:
Operating income                           $       0.28     $       0.18     $       0.75     $       0.58
Net realized investment gain (loss),
     after taxes                                   0.03             0.07             0.08            (0.01)
                                           ------------     ------------     ------------     ------------
        Net income                         $       0.31     $       0.25     $       0.83     $       0.57
                                           ============     ============     ============     ============

Diluted income per share:
Operating income                           $       0.28     $       0.18     $       0.74     $       0.57
Net realized investment gain (loss),
     after taxes                                   0.03             0.07             0.08            (0.01)
                                           ------------     ------------     ------------     ------------
        Net income                         $       0.31     $       0.25     $       0.82     $       0.56
                                           ============     ============     ============     ============

Cash dividend per share                    $    0.04375     $    0.03875     $    0.13125     $    0.11583

Weighted average shares outstanding:
     Basic                                   14,717,350       11,585,043       14,648,660       11,565,749
     Diluted                                 14,945,900       11,775,916       14,883,774       11,765,175


                                                 --more--

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)


INSURANCE PERFORMANCE DATA
--------------------------

                               Three Months Ended          Nine Months Ended
                           ------------------------    -------------------------
                            9/30/2003     9/30/2002     9/30/2003      9/30/2002
                           ----------    ----------    ----------     ----------

Gross written premiums     $   58,475    $   43,118    $  153,334     $  118,370
Net written premiums           49,463        36,504       129,387        101,576

GAAP ratios:
     Loss ratio                  61.0          67.7          62.0           66.1
     Expense ratio               30.5          31.7          31.0           32.5
                           ----------    ----------    ----------     ----------
     Combined ratio              91.5          99.4          93.0           98.6

Statutory ratios:
     Loss ratio                  61.0          67.7          62.0           66.1
     Expense ratio               29.2          29.6          29.6           30.1
                           ----------    ----------    ----------     ----------
     Combined ratio              90.2          97.3          91.6           96.2




                                    --more--

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except share data)

SELECTED BALANCE SHEET DATA
---------------------------

                                       September 30, 2003     December 31, 2002
                                       ------------------     -----------------
Investments and cash:
     Fixed maturities:
        Available for sale                 $   311,028          $   246,583
        Held to maturity                           276                1,963
     Equity securities                          11,554               18,625
     Cash and cash equivalents                  31,513                9,796
                                           -----------          -----------
                                           $   354,371          $   276,967
                                           ===========          ===========


Reinsurance recoverable                    $    31,466          $    27,843

Total assets                                   444,798              347,239

Unpaid losses and loss adjustment
     expenses                                  159,550              137,747

Unearned premiums                               87,293               65,365

Total liabilities                              317,198              230,644

Total stockholders' equity                     127,600              116,595

Total shares outstanding                    14,729,853           14,572,098

Book value per share                       $      8.66          $      8.00

Statutory surplus                          $   118,452          $   110,222

                                    --more--

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)

SUPPLEMENTARY DATA BY LINE OF BUSINESS
--------------------------------------

                                               Nine Months Ended September 30, 2003
                                            --------------------------------------------
                                               Net               Net             Loss
                                             Written           Earned           and LAE
                                             Premiums         Premiums           Ratio
                                            ---------         ---------        ---------

Core commercial lines of business:
Property 1                                  $  53,308         $  49,519             54.4
Casualty 2                                     76,099            61,478             64.9
                                            ---------         ---------        ---------
     Total core commercial                    129,407           110,997             60.2
Exited lines 3                                    (20)               --                *
                                            ---------         ---------        ---------
     Total                                  $ 129,387         $ 110,997             62.0
                                            =========         =========        =========


                                               Nine Months Ended September 30, 2002
                                            --------------------------------------------
                                               Net               Net             Loss
                                             Written           Earned           and LAE
                                             Premiums         Premiums           Ratio
                                            ---------         ---------        ---------
Core commercial lines of business:
Property 1                                  $  48,289         $  38,930             63.8
Casualty 2                                     53,254            41,966             68.0
                                            ---------         ---------        ---------
     Total core commercial                    101,543            80,896             66.0
Exited lines 3                                     33                26                *
                                            ---------         ---------        ---------
     Total                                  $ 101,576         $  80,922             66.1
                                            =========         =========        =========


1 Property consists of special property and commercial multi-peril property lines of business.
2 Casualty consists of other and product liability and commercial multi-peril liability lines of business.
3 Exited lines consist of commercial and personal automobile lines of business previously exited by the Company.
*Not meaningful.

                                            --more--

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)

SUPPLEMENTARY DATA BY LINE OF BUSINESS
--------------------------------------

                                             Three Months Ended September 30, 2003
                                          --------------------------------------------
                                             Net               Net             Loss
                                           Written           Earned           and LAE
                                           Premiums         Premiums           Ratio
                                          ---------         ---------        ---------

Core commercial lines of business:
Property 1                                $ 19,083         $ 17,023              52.9
Casualty 2                                  30,382           23,317              66.9
                                          --------         --------         ---------
     Total core commercial                  49,465           40,340              61.0
Exited lines 3                                  (2)              (3)                *
                                          --------         --------         ---------
     Total                                $ 49,463         $ 40,337              61.0
                                          ========         ========         =========


                                             Three Months Ended September 30, 2002
                                          --------------------------------------------
                                             Net               Net             Loss
                                           Written           Earned           and LAE
                                           Premiums         Premiums           Ratio
                                          ---------         ---------        ---------

Core commercial lines of business:
Property 1                                $ 17,725         $ 14,810              76.3
Casualty 2                                  18,779           15,882              59.7
                                          --------         --------         ---------
     Total core commercial                  36,504           30,692              67.7
Exited lines 3                                  --               13                 *
                                          --------         --------         ---------
     Total                                $ 36,504         $ 30,705              67.7
                                          ========         ========         =========


1 Property consists of special property and commercial multi-peril property lines of business.
2 Casualty consists of other and product liability and commercial multi-peril liability lines of business.
3 Exited lines consist of commercial and personal automobile lines of business previously exited by the Company.
*Not meaningful.






                                      # # #